U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 23, 2004
                                                          -------------

                         Diagnostic Products Corporation
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


        California                   1-9957                   95-2802182
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)           Identification No.)


              5700 West 96th Street, Los Angeles, California 90045
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (310) 645-8200
                                 --------------
              (Registrant's telephone number, including area code)






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                         Diagnostic Products Corporation
                           Current Report on Form 8-K


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         No. 99.1 Press Release issued by Diagnostic Products Corporation, dated July 23, 2004.


ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 23, 2004, Diagnostic Products Corporation announced its results of operations for the quarter June 30, 2004. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2004                           Diagnostic Products Corporation




                                               By: /s/ James L. Brill
                                                   -----------------------------
                                                   James L. Brill,
                                                   Vice President, Finance




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                                  EXHIBIT INDEX

Exhibit Number
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    99.1               Press Release issued by Diagnostic Products Corporation,
                       dated July 23, 2004.